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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Turbochef Technologies, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2003 (the "Report"), I, James K. Price, as President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2003

                                            /s/ James K. Price
                                           -----------------------------
                                           James K. Price
                                           Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Turbochef Technologies, Inc. and will be retained by Turbochef Technologies, Inc and furnished to the Securities and Exchange Commission upon request.